UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 6, 2012

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-232-6522

(Not applicable)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On December 6, 2012, the Board of Directors of Ecolab Inc. (the “Company”) approved the second amendment (the “Amendment”), effective December 6, 2012, to the Company’s Rights Agreement, dated as of February 14, 2006, as amended (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., successor Rights Agent to Computershare Investor Services, LLC.

The Amendment accelerates the expiration date of the rights issued pursuant to the Rights Agreement (the “Rights”) from March 10, 2016 to December 31, 2012.  Accordingly, as of the close of business on December 31, 2012, the Rights will expire and will no longer be outstanding and the Rights Agreement will terminate as of that time.

The foregoing descriptions of the Amendment is qualified in its entirety by reference to the copy of the Amendment attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 1.02                                           Termination of a Material Definitive Agreement

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 3.03.                                        Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon the expiration of the Rights Agreement and the Rights on December 31, 2012, as described in Item 1.01 above, the Company will file a Certificate of Elimination with the Secretary of State of the State of Delaware eliminating the Certificate of Designations with respect to the Company’s Series A Junior Participating Preferred Stock which was issuable, under certain circumstances, upon exercise of the Rights.

Item 8.01                                           Other Events.

On December 6, 2012, the Company announced declaration of an increased quarterly cash dividend of $0.23 per share, payable December 28, 2012, to shareholders of record on December 18, 2012.

Item 9.01.                                        Financial Statements and Exhibits.

(d)          Exhibits.

4.1                             Amendment No. 2 to Rights Agreement, dated as of December 6, 2012, between Ecolab Inc. and Computershare Trust Company, N.A., successor Rights Agent to Computershare Investor Services, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: December 7, 2012	By:	/s/ Michael C. McCormick
Michael C. McCormick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method Of Filing

4.1	Amendment No. 2 to Rights Agreement, dated as of December 6, 2012, between Ecolab Inc. and Computershare Trust Company, N.A., successor Rights Agent to Computershare Investor Services, LLC.	Filed herewith electronically.